     As filed with the Securities and Exchange Commission on June 18, 2001
                                                  Registration No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                  -----------
                                 SYNOPSYS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                      56-1546236
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                            700 EAST MIDDLEFIELD ROAD
                         MOUNTAIN VIEW, CALIFORNIA 94043
               (Address of principal executive offices) (Zip Code)

                                  -----------

               SYNOPSYS, INC. 1998 NONSTATUTORY STOCK OPTION PLAN
                   SYNOPSYS, INC. EMPLOYEE STOCK PURCHASE PLAN
            SYNOPSYS, INC. INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                  -----------

                                 AART J. DE GEUS
                             CHIEF EXECUTIVE OFFICER
                                 SYNOPSYS, INC.
                            700 EAST MIDDLEFIED ROAD
                         MOUNTAIN VIEW, CALIFORNIA 94043
                     (Name and address of agent for service)
                                 (650) 584-5000
          (Telephone number, including area code, of agent for service)

                                  -----------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================

                                                                     Proposed              Proposed
                Title of                                             Maximum               Maximum
               Securities                       Amount               Offering             Aggregate             Amount of
                  to be                         to be                 Price                Offering           Registration
               Registered                   Registered (1)         per Share(2)            Price(2)               Fee
               ----------                   --------------        -------------           ---------           -------------

Stock, $0.01 par value, to be
issued under:

  Synopsys, Inc. Employee Stock Purchase
  Plan/International Employee Stock
  Purchase Plan                            1,200,000 shares          $57.295            $68,754,000.00          $17,189.00

  Synopsys, Inc. 1998 Nonstatutory
   Stock  Option Plan                      1,391,250 shares          $57.295            $79,711,669.00          $19,928.00

  Total:                                   2,591,250 shares              ---                       ---          $37,117.00

============================================================================================================================

(1) Pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Securities Act"), the prospectus relating hereto also relates to shares registered under Form S-8 Registration Statements 333-56170, 333-90643, 333-84279, 333-77597, 333-50947, 333-45056, 333-32130, 333-38810 and
     333-56170. This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the Synopsys, Inc. 1998 Nonstatutory Stock Option Plan and the Synopsys, Inc. Employee Stock Purchase Plan and the Synopsys, Inc. International
     Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the high and low selling price per share of the Registrant's Common Stock on June 12, 2001, as reported by the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

          Synopsys, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2000 filed with the Commission on January 26, 2001 (as amended on Forms 10-K/A filed with the Commission on February 13, 2001 and February 23, 2001), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     (b) The Registrant's Quarterly Reports on Form 10-Q filed with the Commission on March 20, 2001 for the quarter ended January 31, 2001; and on June 15, 2001 for the quarter ended April 30, 2001;

     (c) The Registrant's Current Reports on Form 8-K filed with the Commission on December 8, 2000 and December 22, 2000;

     (d) The Registrant's Registration Statement on Form 8-A, filed with Commission on January 24, 1992, pursuant to Section 12(g) of the 1934 Act, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock; and

     (e) The Registrant's Registration Statement on Form 8-A, filed with the Commission on October 31, 1997, pursuant to Section 12(g) of the 1934 Act, and as amended on Form 8-A/A on December 13, 1999 and April 10, 2000 in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Share Purchase Rights.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

               Not Applicable.

Item 5. Interests of Named Experts and Counsel

               Not Applicable.

Item 6. Indemnification of Directors and Officers

          Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

          Article X of the Registrant's Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware Law.

          Article VII of the Registrant's Bylaws provides for the indemnification of officers, directors and third parties to the fullest extent permissible under Delaware Law, which provisions are deemed to be a contract between the Registrant and each director and officer who serves in such capacity while such bylaw is in effect.

          The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future. The Registrant has also obtained liability insurance for the benefit of its directors and officers.


Item 7. Exemption from Registration Claimed

          Not  Applicable.

Item 8. Exhibits

Exhibit Number         Exhibit
--------------         -------
   4.1                 Instruments Defining the Rights of Stockholders.*
   5.1                 Opinion of Brobeck Phleger & Harrison  LLP
  10.1                 Synopsys, Inc. 1998 Nonstatutory Stock Option Plan**
  10.2                 Synopsys, Inc. Employee Stock Purchase Plan***
  10.3                 Synopsys, Inc. International Employee Stock Purchase Plan***
  23.1                Consent of KPMG LLP, Independent Auditors
  23.2                Consent of Brobeck Phleger & Harrison LLP is contained in Exhibit 5.1
  24.1                Power of Attorney.  Reference is made to page II-4 of this Registration Statement

---------

* Reference is made to the Registrant's Registration Statements on Form 8-A, including the exhibits thereto, incorporated herein by reference pursuant to Items 3(d) and 3(e) of this Registration Statement.
** Incorporated by reference to exhibit to the Registrant's Registration Statement of Form S-8 (File No. 333-90643) as filed with the Securities and Exchange Commission on November 9, 1999.
*** Incorporated by reference to exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2001, as filed with the Securities and Exchange Commission on June 15, 2001.

Item 9. Undertakings

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by
Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"),
(ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California on this 18 day of June, 2001.

                                              SYNOPSYS, INC.


                                              By: /s/ Aart J. de Geus
                                                  --------------------------
                                                  Aart J. de Geus
                                                  Chief Executive Officer

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aart J. de Geus and Robert B. Henske, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature                                     Title                                          Date
---------                                     ------                                        -----
s/ Aart J. de Geus                            Chief Executive Officer                     June 18, 2001
----------------------------------------      (Principal Executive Officer) and
Aart J. de Geus                               Chairman of the Board of Directors


/s/ Chi-Foon Chan                             President, Chief Operating Officer          June 18, 2001
----------------------------------------      and Director
Chi-Foon Chan


/s/ Robert B. Henske                          Chief Financial Officer                     June 18, 2001
----------------------------------------      (Principal Financial Officer)
Robert B. Henske


/s/ Richard Rowley                            Corporate Controller                        June 18, 2001
----------------------------------------      (Principal Accounting Officer)
Richard Rowley


/s/ Andy D. Bryant                            Director                                    June 18, 2001
----------------------------------------
Andy D. Bryant


/s/ Deborah A. Coleman                        Director                                    June 18, 2001
----------------------------------------
Deborah A. Coleman

Signature                                     Title                                         Date
---------                                     ------                                        -----
/s/ Bruce R. Chizen                           Director                                    June 18, 2001
----------------------------------------
Bruce R. Chizen


                                              Director                                    _______, 2001
----------------------------------------
A. Richard Newton


/s/ Sasson Somekh                               Director                                  June 18, 2001
----------------------------------------
Sasson Somekh



/s/ Steven C. Walske                            Director                                  June 18, 2001
----------------------------------------
Steven C. Walske

                                      II-5

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                                 SYNOPSYS, INC.

                                  EXHIBIT INDEX

Exhibit Number         Exhibit
--------------         -------
   4.1                 Instruments Defining the Rights of Stockholders.*
   5.1                 Opinion of Brobeck Phleger & Harrison  LLP
  10.1                 Synopsys, Inc. 1998 Nonstatutory Stock Option Plan**
  10.2                 Synopsys, Inc. Employee Stock Purchase Plan***
  10.3                 Synopsys, Inc. International Employee Stock Purchase Plan***
  23.1                Consent of KPMG LLP, Independent Auditors
  23.2                Consent of Brobeck Phleger & Harrison LLP is contained in Exhibit 5.1
  24.1                Power of Attorney.  Reference is made to page II-4 of this Registration Statement

---------

* Reference is made to the Registrant's Registration Statements on Form 8-A, including the exhibits thereto, incorporated herein by reference pursuant to Items 3(d) and 3(e) of this Registration Statement.
** Incorporated by reference to exhibit to the Registrant's Registration Statement of Form S-8 (File No. 333-90643) as filed with the Securities and Exchange Commission on November 9, 1999.
*** Incorporated by reference to exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2001, as filed with the Securities and Exchange Commission on June 15, 2001.